UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

DIAMONDBACK ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Suite 1200 Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Diamondback Energy, Inc. (“Diamondback”) posted an updated investor presentation relating to the proposed merger discussed in Item 8.01 below to Diamondback’s website. The updated presentation can be found at www.diamondbackenergy.com under the “Events & Presentations” section on the “Investors” page. Information on Diamondback’s website does not constitute a part of this Current Report on Form 8-K. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On August 14, 2018, Diamondback and Energen Corporation (“Energen”) issued a joint press release announcing their entry into an agreement and plan of merger, by and among Diamondback, Energen and Sidewinder Merger Sub Inc., a wholly owned subsidiary of Diamondback. A copy of the press release is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor presentation, dated August 14, 2018, entitled “Transformational Combination with Energen.”

99.2	Joint press release, dated as of August 14, 2018.

Additional Information and Where to Find it

This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Diamondback and Energen. In connection with the proposed transaction, Diamondback intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Diamondback and Energen that also constitutes a prospectus of Diamondback. Each of Diamondback and Energen also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus of Diamondback and/or Energen (if and when available) will be mailed to shareholders of Diamondback and/or Energen, as applicable. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND ENERGEN ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and Energen, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at http://www.diamondbackenergy.com or by contacting Diamondback’s Investor Relations Department by email at IR@Diamondbackenergy.com, alawlis@diamondbackenergy.com, or by phone at 432-221-7467. Copies of the documents filed with the SEC by Energen will be available free of charge on Energen website at http://www.energen.com or by phone at 205-326-2634.

Certain Information Concerning Participants

Diamondback, Energen and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Energen is set forth in Energen’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018. Information about the directors and executive officers of Diamondback is set forth in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 27, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or Energen using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, that address activities that Diamondback or Energen assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction and the previously announced Ajax transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Diamondback or Energen. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Diamondback may not approve the issuance of new shares of common stock in the proposed transaction or that shareholders of Energen may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Diamondback’s common stock or Energen’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Diamondback and Energen to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Diamondback’s or Energen’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.diamondbackenergy.com and on the SEC’s website at http://www.sec.gov, and those detailed in Energen’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Energen’s website at http://www.energen.com and on the SEC’s website at http://www.sec.gov.

All forward-looking statements are based on assumptions that Diamondback or Energen believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Diamondback and Energen undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: August 14, 2018

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary